UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 11, 2012

Independence Realty Trust, Inc.

(Exact name of registrant as specified in its charter)

Maryland	333-160093	26-4567130
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Cira Centre 2929 Arch St., 17th Floor Philadelphia, PA		19104
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (215) 243-9000

N/A

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.

On October 17, 2012, Independence Realty Trust, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Initial Report”) reporting the acquisition on October 11, 2012 of a fee simple interest in a 192-unit multifamily residential community located in Indianapolis, Indiana, known as Runaway Bay Apartments (the “Property”). The Company hereby amends the Initial Report to provide the historical financial statements and pro forma financial information required by Item 9.01(a) and (b) of Form 8-K. This Form 8-K/A should be read in conjunction with the Initial Report.

Item 9.01 Financial Statements and Exhibits.

In accordance with Rule 3-14 and Article 11 of Regulation S-X, the Company hereby files the following financial statements and pro forma information relating to the acquisition of the Property.

(a) Financial Statements of Businesses Acquired.

Report of Independent Certified Public Accountants

Statements of Revenue and Certain Expenses for the six month periods ended June 30, 2012 (unaudited) and 2011 (unaudited) and for the year ended December 31, 2011

Notes to Statements of Revenue and Certain Expenses

(b) Pro Forma Financial Information.

Unaudited pro forma consolidated balance sheet as of June 30, 2012

Unaudited pro forma consolidated statements of operations for the six month period ended June 30, 2012 and for the year ended December 31, 2011

Notes to Unaudited Pro Forma Financial Information

(d) Exhibits.

The exhibits filed as part of this Current Report on Form 8-K are identified in the Exhibit Index immediately following the signature page of this report. Such Exhibit Index is incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Independence Realty Trust, Inc.

October 29, 2012	By:	/S/ JACK E. SALMON

Jack E. Salmon
Chief Executive Officer and President

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

Board of Directors

Independence Realty Trust, Inc.

We have audited the accompanying statement of revenue and certain expenses (the Historical Summary) of a property commonly referred to as Runaway Bay Apartments (the Property) for the year ended December 31, 2011. This Historical Summary is the responsibility of the Property’s management. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America, as established by the American Institute of Certified Public Accountants. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Property’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary, assessing the accounting principles used, and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

As described in Note 1 to the Historical Summary, the accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and is not intended to be a complete presentation of the Property’s revenue and expenses.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the revenue and certain expenses for the year ended December 31, 2011 of the Property on the basis of accounting described in Note 1 to the Historical Summary.

/s/ Grant Thornton LLP

Philadelphia, Pennsylvania

October 29, 2012

RUNAWAY BAY APARTMENTS

STATEMENTS OF REVENUE AND CERTAIN EXPENSES

	For the Six Month Periods Ended June 30 (Unaudited)		For the Year Ended December 31
	2012	2011	2011
REVENUE:
Rental income	$929,065	$942,933	$1,894,315
Reimbursement income	59,929	44,741	121,948
Other income	89,057	93,913	192,095

Total Revenue	1,078,051	1,081,587	2,208,358

CERTAIN EXPENSES:
Operating and maintenance	309,765	282,245	585,225
Taxes and insurance	147,866	144,730	295,389
Management fees	47,040	55,974	96,870
Bad debt expenses	3,333	5,886	18,516

Total Certain Expenses	508,004	488,835	992,000

Revenue in excess of Certain Expenses	$570,047	$592,752	$1,212,358

The accompanying notes are an integral part of these statements.

RUNAWAY BAY APARTMENTS

NOTES TO STATEMENTS OF REVENUE AND CERTAIN EXPENSES

For the Six Month Periods Ended June 30, 2012 and 2011 and

for the Year Ended December 31, 2011

NOTE 1: ORGANIZATION AND BASIS OF PRESENTATION

The accompanying statements of revenue and certain expenses (the Historical Summary) include the revenue and certain expenses of the following property (hereinafter referred to as the Property):

Property Name	Type	Units	Location	Date Acquired
Runaway Bay Apartments	Multi-family	192	Indianapolis, IN	October 11, 2012

On October 11, 2012 a definitive agreement was entered into for the acquisition of the Property by Independence Realty Trust, Inc. (IRT) for a purchase price equal to $15.75 million.

The Historical Summary has been prepared for the purpose of complying with the provisions of Article 3-14 of Regulation S-X promulgated by the Securities and Exchange Commission (the SEC), which requires certain information with respect to real estate operations to be included with certain filings with the SEC. The Historical Summary includes the historical revenue and certain operating expenses of the Property, exclusive of items which may not be comparable to the proposed future operations of the Property. Material amounts that would not be directly attributable to future operating results of the Property are excluded, and the Historical Summary is not intended to be a complete presentation of the Property’s revenue and expenses. Items excluded consist of interest on mortgages and depreciation for the property.

The Historical Summary presents the revenue and certain expenses of the Property during the identified periods and may not be comparable to future periods. Management is not aware of any material factors relating to the Property other than those already described above that would cause the reported financial information not to be necessarily indicative of future operating results. In the opinion of management, all adjustments, consisting only of normal recurring adjustments, necessary to present fairly the interim periods results of operations are included. The results of operations for the interim periods presented are not necessarily indicative of the results for the full year.

In the preparation of the accompanying Historical Summary, subsequent events were evaluated through October 29, 2012, the date the financial statements were available to be issued.

NOTE 2: SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

a.      Revenue Recognition

Rental income attributable to residential leases is recorded when due from residents, generally upon the first day of the month. Leases are for periods of up to one year, with rental payments due monthly. Other income results from fees for late payments, cleaning, damages, storage, parking, and laundry facilities and is recorded when earned.

b.      Property Management Fees

For the six month periods ended June 30, 2012 and 2011, property management fees were $47,040 and $55,974, respectively (unaudited). For the year ended December 31, 2011, property management fees were $96,870.

c.      Bad Debt Expense

The Property recognizes bad debt expense for uncollectible receivables. Management’s estimate of bad debt expense is based on expected and inherent risks of collectability for receivables from tenants. For the six month periods ended June 30, 2012 and 2011, bad debt expenses were $3,333 and $5,886, respectively (unaudited). For the year ended December 31, 2011, bad debt expenses were $18,516.

d.      Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reported periods. Actual results could differ from those estimates.

NOTE 3: COMMITMENTS AND CONTINGENCIES

Litigation

The Property may be subject to various claims and legal proceedings that arise in the ordinary course of its business activities. Management believes that any liability that may ultimately result from the resolution of these matters will not have a material adverse effect on the financial condition or results of operations of the Property.

INDEPENDENCE REALTY TRUST, INC.

PRO FORMA CONSOLIDATED FINANCIAL INFORMATION

AS OF JUNE 30, 2012

The following sets forth our unaudited pro forma consolidated balance sheet as of June 30, 2012 and our unaudited pro forma consolidated statements of income for the six month period ended June 30, 2012 and for the year ended December 31, 2011. The unaudited pro forma consolidated balance sheet is presented as if we acquired Runaway Bay Apartments (the Property) as of June 30, 2012 for balance sheet purposes and as of the beginning of the respective periods for income statement purposes.

Although pro forma financial information is not a measurement of performance, we believe that pro forma financial information is important because it gives effect to the acquisition of the Property as if it had become effective at the beginning of the period presented. The manner in which we calculate pro forma financial information may differ from similarly titled measures reported by other companies.

The unaudited pro forma consolidated financial statements included in this registration statement are presented for informational purposes only. This information includes various estimates and may not necessarily be indicative of the financial condition or results of operations that would have occurred if the acquisition of the Property had been completed on the date or at the beginning of the period indicated or which may be obtained in the future. The unaudited pro forma consolidated balance sheet and income statements and accompanying notes should be read in conjunction with our historical consolidated financial statements included in our Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2012, previously filed with the Securities and Exchange Commission (SEC) on August 13, 2012.

The statements contained in this filing may include forward-looking statements within the meaning of the U.S. federal securities laws. Although we believe that the expectations reflected in such forward-looking statements are based on reasonable assumptions, we can give no assurance that our expectations will be achieved. As forward-looking statements, these statements involve risks and uncertainties that could cause actual results to differ materially from the expected results. These risks and uncertainties include, but are not limited to, uncertainties affecting real estate businesses generally, risks relating to acquisition activities and risks relating to leasing and re-leasing activities.

INDEPENDENCE REALTY TRUST, INC.

UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET

AS OF JUNE 30, 2012

(Dollars in thousands, except share and per share data)

	Historical (A)	Runaway Bay Apartments		Pro Forma
ASSETS:
Investments in real estate, net of accumulated depreciation of $10,748	$127,085	$15,750	(B)	$142,835
Cash and cash equivalents	3,940	(2,073	) (C)	1,867
Restricted cash	983	109	(C)	1,092
Accounts receivable and other assets	607	28	(C)	635
Deferred costs, net of accumulated amortization of $39	407	133	(C)	540

Total assets	$133,022	$13,947		$146,969

LIABILITIES AND EQUITY:
Mortgage indebtedness	$82,175	$10,238	(D)	$92,413
Accounts payable and accrued expenses	1,374	209	(C)	1,583
Other liabilities	604	—		604

Total liabilities	84,153	10,447		94,600
Equity:
Stockholders’ equity:
Preferred stock, $0.01 par value; 50,000,000 shares authorized, 125 shares issued and outstanding	—	—		—
Common stock, $0.01 par value; 300,000,000 shares authorized, 320,000 shares issued and outstanding	3	—		3
Additional paid-in-capital	3,267	—		3,267
Retained earnings (deficit)	(220)	—		(220)

Total stockholders’ equity	3,050	—		3,050
Non-controlling interest	45,819	3,500	(E)	49,319

Total equity	48,869	3,500		52,369

Total liabilities and equity	$133,022	$13,947		$146,969

The accompanying notes are an integral part of this consolidated financial statement.

INDEPENDENCE REALTY TRUST, INC.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS

FOR THE SIX MONTH PERIOD ENDED JUNE 30, 2012

(Dollars in thousands)

	Historical (F)	Runaway Bay Apartments (G)	Adjustments		Pro Forma
REVENUE:
Rental income	$7,218	$929	$—		$8,147
Tenant reimbursement and other property income	394	60	—		454
Other income	464	89	—		553

Total revenue	8,076	1,078	—		9,154
EXPENSES:
Property operating expenses	3,809	508	—		4,317
General & administrative expenses	605	—	59	(H)	664
Acquisition expenses	40	—	40	(C)	80
Depreciation and amortization	1,631	—	158	(I)	1,789

Total expenses	6,085	508	257		6,850

Operating income	1,991	570	(257)		2,304
Interest expense	(1,599)	—	(183	) (J)	(1,782)

Net income (loss)	392	570	(440)		522
Income (loss) allocated to preferred shares	(8)	—	—		(8)
Income (loss) allocated to non-controlling interests	(424)	—	(123	) (K)	(547)

Net income (loss) allocable to common shares	$(40)	$570	$(563)		$(33)

The accompanying notes are an integral part of this consolidated financial statement.

INDEPENDENCE REALTY TRUST, INC.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2011

(Dollars in thousands)

	Historical (L)	Initial Portfolio (M)	Centrepoint Apartments (N)	Runaway Bay Apartments (O)	Adjustments		Pro Forma
REVENUE:
Rental income	$7,716	$3,597	$2,513	$1,894	$—		$15,720
Tenant reimbursement and other property income	441	465	100	122	—		1,128
Other income	511	—	124	192	—		827

Total revenue	8,668	4,062	2,737	2,208	—		17,675
EXPENSES:
Property operating expenses	4,477	2,194	977	993	—		8,641
General & administrative expenses	575	—	—	—	324	(H)	899
Acquisition expenses	488	—	—	—	40	(C)	528
Depreciation and amortization	1,771	—	—	—	1,707	(I)	3,478

Total expenses	7,311	2,194	977	993	2,071		13,546

Operating income	1,357	1,868	1,760	1,215	(2,071)		4,129
Interest expense	(1,727)	—	—	—	(1,756	) (J)	(3,483)

Income (loss) before income taxes	(370)	1,868	1,760	1,215	(3,827)		646
Income tax provision	—	—	—	—	—		—

Net income (loss)	(370)	1,868	1,760	1,215	(3,827)		646
Income (loss) allocated to non-controlling interests	258	—	—	—	(958	) (K)	(700)

Net income (loss) allocable to common shares	$(112)	$1,868	$1,760	$1,215	$(4,786)		$(55)

The accompanying notes are an integral part of this consolidated financial statement.

INDEPENDENCE REALTY TRUST, INC.

NOTES TO UNAUDITED PRO FORMA FINANCIAL INFORMATION

(Dollars in thousands, except per share and unit data)

The following notes discuss the pro forma adjustments to our unaudited pro forma consolidated balance sheet as of June 30, 2012 associated with our acquisition of the Property.

(A)	Represents our historical consolidated financial information as previously filed on Form 10-Q as of June 30, 2012.

(B)	Represents the fair value of the tangible assets acquired, consisting of land and building, in connection with the acquisition of the Property. The total consideration paid to acquire the Property was $15,750, exclusive of closing costs, comprised of a mortgage note payable of $10,238 and $5,512 in cash.

(C)	Represents the net cash effect from our acquisition of the Property. Upon closing of the acquisition, we used $109 in cash to fund required escrows, costs to complete the acquisition and related financing totaling $173, funded prepaid expenses totaling $28, we received $209 for real estate taxes and prepaid tenant liabilities, and we received net proration items for rent and operating expenses totaling $67. Of the costs we incurred, $40 will be expensed as acquisition expenses and $133 will be capitalized as deferred financing costs in accordance with accounting principles generally accepted in the United States.

(D)	In connection with the acquisition of the Property, our operating partnership obtained a mortgage note payable of $10,238. The mortgage has a maturity of November 2022 and a fixed interest rate of 3.59%.

(E)	In connection with the acquisition, we issued 350 Series B preferred operating partnership units to our sponsor in exchange for $3,500 in cash. The Series B preferred operating partnership units have a stated quarterly dividend of 10% per annum of the $10 purchase price per unit. The issuance of preferred operating partnership units will be treated as non-controlling interests in our consolidated financial statements equal to the value of the units issued.

The following notes discuss the pro forma adjustments to our unaudited pro forma consolidated statements of income for the six month period ended June 30, 2012 and for the year ended December 31, 2011 associated with our acquisition of the Property.

(F)	Represents our historical consolidated financial information as previously filed on Form 10-Q for the six month period ended June 30, 2012.

(G)	Reflects the operations of the Property for the six month period ended June 30, 2012 as presented in Item 9(a) of this Current Report on Form 8-K/A.

(H)	Reflects asset management fees payable to our advisor as a result of the acquisition of the Property. Generally, asset management fees are payable to our advisor based at a rate of 0.75% of our average assets. As part of the acquisition of the Property, annual asset management fees of approximately $118 are due based on assets of the Property of $15,750. As part of the acquisition of the Centrepoint Apartments on December 16, 2011, annual asset management fees of approximately $206 are due based on assets of the Property of $27,445.

(I)	Reflects the estimated depreciation expense on the Property, the Centrepoint Apartments, and the Initial Portfolio (defined below) based on a 40 year useful life for buildings and a 5 year useful life for furniture, fixtures and equipment.

(J)	Reflects interest expense on the mortgage notes payable related to the acquisitions of the Initial Portfolio, the Centrepoint Apartments, and the Property. For the six months ended June 30, 2012, the pro forma interest expense adjustment represents the interest expense of the Property as the interest expense of the Initial Portfolio and the Centrepoint Apartments is included in our historical operating results. For the year ended December 31, 2011, the pro forma adjustment reflects a full year of interest expense as follows:

	Mortgage Indebtedness	Interest Rate	Pro Forma Interest Expense For the Year Ended December 31, 2011
Initial Portfolio (1):
Crestmont Apartments	$6,750	5.70%	$385
Cumberland Glen Apartments	6,900	5.70	393
Copper Mill Apartments	7,350	5.70	419
Heritage Trace Apartments	5,500	5.70	314
Belle Creek Apartments	10,575	2.50	264
Tresa at Arrowhead	27,500	2.50	687
Centrepoint Apartments (2)	17,600	3.71	653
Runaway Bay Apartments (the Property)	10,238	3.59	368

Total/Weighted Average	$92,413	3.77%	$3,483

(1)	The Initial Portfolio was acquired on April 29, 2011. As such, interest expense from April 29, 2011 through December 31, 2011 is included in our historical operating results. The pro forma interest expense, therefore, includes the period from January 1, 2011 to April 29, 2011.
(2)	The Centrepoint Apartments was acquired on December 16, 2011. As such, interest expense from December 16, 2011 through December 31, 2011 is included in our historical operating results. The pro forma interest expense, therefore, includes the period from January 1, 2011 to December 16, 2011.

(K)	Represents the allocation of our net income to non-controlling interests, or limited partnership units of our operating partnership. This adjustment is computed by summing the operations of the Property as well as all adjustments contemplated above and multiplying the result by the percentage of our operating partnership owned by others. Our sponsor owns 94.34% of our operating partnership units after the acquisition of the Property.

(L)	Represents our historical consolidated financial information as previously filed on Form 10-K as of and for the year ended December 31, 2011.

(M)	Reflects the operations and pro forma adjustments of Crestmont Apartments, Cumberland Glen Apartments, Copper Mill Apartments, Heritage Trace Apartments, Belle Creek Apartments, and Tresa at Arrowhead (the Initial Portfolio), initially acquired on April 29, 2011, for the period from January 1, 2011 through the acquisition date of April 29, 2011. The Initial Portfolio results of operations for the three month period ended March 31, 2011 and pro forma adjustments are based upon our registration statement on Form S-11 most recently filed with the SEC on March 16, 2012. The calculation is as follows:

	Initial Portfolio for the three month period ended March 31, 2011	Initial Portfolio for the period April 1, 2011 through April 28, 2011	Initial Portfolio from January 1, 2011 to April 29, 2011
REVENUE:
Rental income	$2,743	$854	$3,597
Tenant reimbursement and other property income	355	110	465

Total revenue	3,098	964	4,062
EXPENSES:
Property operating expenses	1,673	521	2,194

Total expenses	1,673	521	2,194

Operating income	1,425	443	1,868
Interest expense	—	—	—

Net income (loss)	1,425	443	1,868
Net (income) loss allocable to non-controlling interests	—	—	—

Net income (loss) allocable to common shares	$1,425	$443	$1,868

(N)	Reflects the operations and pro forma adjustments of Centrepoint Apartments acquired on December 16, 2011, for the period from January 1, 2011 through the acquisition date of December 16, 2011.

(O)	Reflects the operations of the Property for the year ended December 31, 2011 as presented in Item 9(a) of this Current Report on Form 8-K/A.

EXHIBIT INDEX

Exhibit	Description

4.1*	First Amendment to the Third Amended and Restated Agreement of Limited Partnership of Independence Realty Operating Partnership, LP, dated October 11, 2012.

10.1*	Multifamily Loan and Security Agreement effective as of October 11, 2012 between IRT Runaway Bay Apartments, LLC and Walker & Dunlop, LLC.

10.2*	Guaranty of Non-Recourse Obligations dated as of October 11, 2012 by Independence Realty Operating Partnership, LP, as guarantor, to and for the benefit of Walker & Dunlop, LLC.

*	Previously filed as exhibits to the Current Report on Form 8-K filed with the Securities and Exchange Commission on October 17, 2012.